SUPPLEMENT TO

CALVERT VARIABLE PRODUCTS, INC.
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Balanced Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP Barclays Capital Aggregate Bond Index Portfolio
Calvert VP Inflation Protected Plus Portfolio
Calvert VP Lifestyle Moderate Portfolio
Calvert VP Lifestyle Conservative Portfolio
Calvert VP Lifestyle Aggressive Portfolio
Calvert VP Natural Resources Portfolio
(each a "Portfolio" and, collectively, the "Portfolios")

Calvert Variable Products Portfolios Prospectus
dated April 30, 2010

Date of Supplement: July 1, 2010

Effective as of July 1, 2010, Summit Investment Advisors, Inc. ("SIA") is responsible for the day-to-day management of the Portfolios and has assumed all of the rights and obligations of Summit Investment Partners, Inc. ("SIP") under the Investment Subadvisory Agreement between SIP and Calvert Asset Management Company, Inc., the Advisor to the Portfolios, dated December 12, 2008. This change is the result of an internal corporate reorganization. Due to the common ownership, management and control of SIA and SIP this change does not constitute an "assignment" under the Investment Company Act of 1940 or the Investment Advisers Act of 1940.

Accordingly, as of July 1, 2010, (i) the reference to Summit Investment Partners, Inc. in each Portfolio Summary is changed to read "Summit Investment Advisors, Inc." and (ii) each paragraph on pages 54 and 55 of the Prospectus starting with the words "Summit Investment Partners, Inc." is deleted and replaced with the following text:

Summit Investment Advisors, Inc. ("Summit"), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio. Summit, a wholly-owned subsidiary of Ameritas Holding Company ("AHC"), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of UNIFI Mutual Holding Company ("UNIFI"). Summit is an affiliate of Calvert.